Joint Filer Information
                             -----------------------

Name:                               TCW Advisors, Inc.**

Address:                            200 Park Avenue, Suite 2100
                                    New York, NY  10166

Designated Filer:                   TCW Private Equity Holdings Corp.

Issuer:                             Convergence Communications, Inc.

Date of Event Requiring Statement:  10/18/99


Signature:                           /s/ Susan Marsch
                                    ----------------------
                                    Authorized Signatory

** Disclaims beneficial ownership

                             Joint Filer Information
                             -----------------------

Name:                               TCW Investment Management Company**

Address:                            865 South Figueroa Street, Suite 1800
                                    Los Angeles, California 90017

Designated Filer:                   TCW Private Equity Holdings Corp.

Issuer:                             Convergence Communications, Inc.

Date of Event Requiring Statement:  10/18/99

Signature:                          /s/ Susan Marsch
                                    ------------------------
                                    Authorized Signatory
** Disclaims beneficial ownership

                             Joint Filer Information
                             -----------------------

Name:                               The TCW Group, Inc.**

Address:                            865 South Figueroa Street, Suite 1800
                                    Los Angeles, California 90017

Designated Filer:                   TCW Private Equity Holdings Corp.

Issuer:                             Convergence Communications, Inc.

Date of Event Requiring Statement:  10/18/99


Signature:                          /s/ Susan Marsch
                                    --------------------
                                    Authorized Signatory

** Disclaims beneficial ownership

                             Joint Filer Information
                             -----------------------

Name:                               Robert A. Day

Address:                            200 Park Avenue, Suite 2100
                                    New York, NY  10166

Designated Filer:                   TCW Private Equity Holdings Corp.

Issuer:                             Convergence Communications, Inc.

Date of Event Requiring Statement:  10/18/99

Signature:                          /s/ Susan Marsch
                                    --------------------
                                    Under Power of Attorney, dated March, 31,
                                    1999, on file with Schedule 13G for Hibbett
                                    Sporting Goods, Inc., dated April 9, 1999.